UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

PERDOCEO EDUCATION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PERDOCEO EDUCATION CORPORATION 2026 Annual Meeting of Stockholders Vote by May 20, 2026 11:59 PM ET PERDOCEO EDUCATION CORPORATION ATTN: GREG JANSEN 1750 E. GOLF ROAD SUITE 350 SCHAUMBURG, IL 60173 You invested in PERDOCEO EDUCATION CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on May 21, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by request prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 21, 2026 9:00 AM CDT Perdoceo Education Corporation 1750 E. Golf Road Suite 350 Schaumburg, IL 60173 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items 1. Election of Directors Nominees: 1a. Dennis H. Chookaszian 1b. Kenda B. Gonzales 1c. Patrick W. Gross 1d. William D. Hansen 1e. Gregory L. Jackson 1f. Todd S. Nelson 1g. Hanna Skandera 1h. Leslie T. Thornton 1i. Alan D. Wheat 2. Approval of Perdoceo Education Corporation 2026 Long-Term Incentive Plan. 3. Advisory vote to approve executive compensation paid by the Company to its Named Executive Officers. 4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.